Ad Hoc Discussion Materials March 7, 2017 Prepared at the Request of Counsel Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS

These materials have been prepared by Evercore Group L.L.C. (“Evercore”), Paul Hastings LLP (“Paul Hastings”), and Opportune LLP (“Opportune”) (collectively, the “Advisors”) for Vanguard Natural Resources (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. Advisors assume no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Company. These materials were compiled on a confidential basis for use of the Company in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. DISCLAIMER PAGE

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS 1 Liquidity Outlook  Under 1/30/17 strip pricing, the Company is able to deploy its growth capital and increase production from 433 MMcfed in 2016 to 550 MMcfed in 2020, which will grow Adjusted EBITDA (less hedge revenue) from $152 million in 2016 to $354 million in 2020 – The Company’s business plan contains capital expenditures which: ● Are significantly weighted toward growth rather than maintenance ● Have significant flexibility to change capex in order to live within free cash flows  The flexibility within the Company’s business plan to pivot capex for growth or to maintain production within cash flows provides downside protection to its RBL lenders  In a downside commodity price scenario the Company is able pursue multiple strategies to remain cash flow neutral – Decrease its capex spend from 2017-2020 – Hedges would provide the Company with the ability to maintain positive cumulative leverage free cash flows – These positive levered free cash flows would be available to de-lever the RBL borrowings over the projection period  The Company does not expect to require any significant use of the liquidity provided by its RBL facility in order to execute on its business plan

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS ($ in millions) 2 Source: Company model Note: Strip as of 1/30/2017 Note: Assumes $1,100 borrowing base throughout projection Cumulative Levered Free Cash Flow Net Debt / LTM EBITDA Liquidity & RBL Balance LTM EBITDA / LTM Interest Cash Flow and Liquidity Projections $268 $ - $100 $200 $300 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 8.7x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 3Q17 Q18 3Q18 1Q19 3Q19 1Q20 3Q20 $496 $619 $ - $200 $400 $600 $800 $1,000 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 Liquidity (Strip) RBL Balance (Strip) 1.9x 0.0x 1.0x 2.0x 3.0x 4.0x 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS  Borrowing base roll-forward analysis the following methodology at the RBL Lenders Spring 2017 price deck: – PV-9 of Proved Reserves – Advancement Rates: ● PDP – 65% ● PDNP – 45% ● PUD – 25%  PDP, PDNP and PUD present value rolled forward in each case  Reserve categories are based on the projected well status at the effective date  Projected roll-forward totals rounded to the nearest $25 million ($ in millions) Source: Company reserve database, RBL Lenders Price Deck Note: Prior to adjustment for FYE 2016 reserve audit 921 1,008 1,104 1,178 1,218 31 32 28 27 25 136 122 109 96 88 $1,100 $1,075 $1,150 $1,250 $1,300 $1,325 $0 $200 400 $600 $800 $1,000 $1,200 $1,400 Current Spring 2017 Fall 2017 Spring 2018 Fall 2018 Borrowing Base Holiday Expiration (1/1/2019) $ in M illions PDP PDNP PUD Net RBL Balance RBL Lenders Price Deck (Spring 2017) 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Thereafter Oil ($/Bbl) $47.00 $48.00 $49.00 $51.00 $52.00 $54.00 $56.00 $57.00 $ 7.00 $57.00 Gas ($/MMBtu) 2.9 2.85 2.8 2.8 .85 2.9 3. 3.1 3.25 3.5 3 Borrowing Base Analysis – Debtor Methodology

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS  Borrowing base roll-forward analysis using the RBL Lenders Borrowing Base Methodology at RBL Lenders Spring 2017 price deck: – PV-9 of Proved Reserves – Advancement Rates: ● PDP – 65% ● PDNP – 45% ● PUD – 25%  PDP, PDNP and PUD present value rolled forward in each case  Reserve categories are based on the projected well status as of the Database effective date (1/1/2017)  PUD Production was reduced by 5%  LOE was increased by 10%  Capital expenditures were increased by 10% Source: Company reserve database, RBL Lenders Price Deck and RBL Lenders adjustments Note: Prior to adjustment for FYE 2016 reserve audit 752 719 691 670 658 39 39 42 45 45 77 93 117 142 156 $1,100 $868 $852 $850 $857 $860 $0 $300 $600 $900 $1,200 $1,500 Current Spring 2017 Fall 2017 Spring 2018 Fall 2018 Borrowing Base Holiday Expiration (1/1/2019) $ in Mi llions PDP PDNP PUD 4 Borrowing Base Analysis Illustrative RBL Lenders Methodology ($ in millions)

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Borrowing Base as of April 1, 2017 Source: Company reserve database, RBL Lenders Price Deck and RBL Lenders adjustments Note: Prior to adjustment for FYE 2016 reserve audit $868 $16 $60 $19 $45 $68 $1,075 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Evercore Assumptions Copas Exclusion Status Quo Res Cats PUD Prod. Reduction Opex Increase (10%) Capex Increase (10%) RBL Lenders Assumptions $ in Mi llion s 5 Borrowing Base Analysis Comparison of Illustrative RBL Lenders and Debtor Methodologies ($ in millions) Borrowing Base as of January 1, 2019 $860 $17 $54 $12 $318 $65 $1,325 $0 $200 $400 $600 $80 $1,0 $1,2 $1,4 Evercore Assumptions Copas Exclusion Status Quo Res Cats PUD Prod. Reduction Opex Increase (10%) Capex Increase (10%) RBL Lenders Assumptions $ in M illion s

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Bank Price Deck vs. Strip – Natural Gas ($/MMBtu) Bank Price Deck vs. Strip – Oil ($/Bbl) Analysis of Hedging Impact on Borrowing Base at Various Hedging Levels of PDP(1) Note: Prior to adjustment for FYE 2016 reserve audit (1) Assumes 100% advance rate on hedge value, 9% discount rate, 10/1/2017 as the effective date and Strip as of 1/30/2017 (2) October – December 2017 assumed PDP percent hedged fixed at 85%; sensitized for 2018 and 2019 $2.90 $2.85 $2.80 $3.46 $3.09 $2.87 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Oct - Dec 2017 2018 2019 RBL Lenders Spring 2017 Price Deck Strip as of 1/30/2017 Premium to Bank Pricing: $0.56 Premium to Bank Pricing: $0.24 Premium to Bank Pricing: $0.07 $47.00 $48.00 $49.00 $55.13 $55.34 $55.28 $-- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 Oct - Dec 2017 2018 2019 RBL Lenders Spring 2017 Price Deck Strip as of 1/30/2017 Premiu to Bank Pricing: $8.13 Premium to Bank Pricing: $7.34 Premium to Bank Pricing: $6.28 $43 $49 $54 $60 $-- $25 $50 75 50% 60% 70% 80% $ in Mi llion s % Hedged(2) Incremental Hedging Impact on Borrowing Base 6 ($ in millions)

Appendix

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Quarterly Liquidity Roll Forward ($ in millions) 2017 2018 2019 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2017 2018 2019 2020 Adj. EBITDA $67 $73 $81 $87 $75 $84 $89 $95 $82 $87 $90 $289 $336 $354 $354 Less: Maintenance & Growth Capex (35) (45) (55) (67) (75) (69) (78) (57) (65) (59) (46) (155) (290) (226) (195) Less: Change in Net Working Capital 6 7 (12) (0) 12 (9) (4) (6) 13 (5) (3) (27) (1) (1) 0 Less: Other (8) 0 8 5 - - - - - - - (5) 5 - - Unlevered Free Cash Flow $29 $34 $22 $25 $12 $7 $6 $32 $30 $24 $41 $102 $50 $127 $159 Less: Cash Interest Expense (12) (8) (9) (12) (9) (13) (9) (13) (9) (13) (9) (42) (43) (44) (41) Levered Free Cash Flow $18 $26 $13 $13 $3 ($6) ($3) $19 $21 $11 $32 $60 $7 $83 $118 Plus RBL Draw / (Paydown) - (55) (13) (13) (3) 6 3 (19) (21) (11) (32) (68) (7) (83) (118) Pre-Transaction Free Cash Flow $18 ($29) $ - $ - $ - $0 $0 $ - $ - $ - $0 ($8) $ - $0 $0 Plus: Net Cash from Transactions - 355 - - - - - - - - - 355 - - - Less: Temporary Revolver Paydown - (205) - - - - - - - - - (205) - - - Less: Permanent Revolver Paydown - (150) - - - - - - - - - (150) - - - Less: Restructuring Fees and Expenses (7) (13) - - - - - (32) - - - Change in Cash $10 ($42) $ - $ - $ - $0 $0 $ - $ - $ - $0 ($40) $ - $0 $0 Beginning Cash Balance $46 $57 $15 $15 $15 $15 $15 $15 $15 $15 $15 $55 $15 $15 $15 Plus: Change in Cash 10 (42) - - - - - - - - 0 (40) - 0 0 Ending Cash Balance $57 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 Revolver Availability/(Shortfall) ($150) $260 $273 $286 $290 $284 $280 $300 $320 $331 $356 $273 $280 $356 $481 Total Liquidity 57 275 288 301 305 299 295 $315 $335 $346 $371 288 295 371 496 Memo: Estimated Borrowing Base $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 $1,100 Ending Balances: RBL Facility $1,250 $840 $827 $814 $810 $816 $820 $800 $780 $769 $737 $827 $820 $737 $619 Lease Financing Obligations 18 17 15 14 13 12 11 9 8 7 5 15 11 5 1 Total First Lien Debt $1,268 $857 $842 $828 $824 $828 $830 $810 $788 $776 $743 $842 $830 $743 $620 7.000% Second Lien Notes 76 - - - - - - - - - - - - - - 9.000% Second Lien Notes - 81 81 81 81 81 81 81 81 81 81 81 81 81 81 Total Secured Debt $1,343 $937 $923 $909 $904 $909 $911 $890 $869 $857 $823 $923 $911 $823 $701 8.375% Notes Due 2019 51 - - - - - - - - - - - - - - 7.875% Notes Due 2020 382 - - - - - - - - - - - - - - Total Debt $1,776 $937 $923 $909 $904 $909 $911 $890 $869 $857 $823 $923 $911 $823 $701 Preferred Units 371 - - - - - - - - - - - - - - Total Debt + Preferred Stock $2,147 $937 $923 $909 $904 $909 $911 $890 $869 $857 $823 $923 $911 $823 $701 Credit Metrics: Net 1L Debt / LTM EBITDA 3.7x 2.9x 2.9x 2.6x 2.6x 2.5x 2.4x 2.3x 2.2x 2.2x 2.1x 2.9x 2.4x 2.1x 1.7x Net Debt / LTM EBITDA 5.3x 3.1x 3.1x 2.9x 2.8x 2.7x 2.7x 2.5x 2.4x 2.4x 2.3x 3.1x 2.7x 2.3x 1.9x LTM EBITDA / Interest Expense 4.8x 4.7x 6.9x 7.6x 8.4x 7.8x 7.8x 7.8x 7.9x 7.9x 8.0x 6.9x 7.8x 8.0x 8.7x (EBITDA - Capex) / Interest Expense 3.5x 2.9x 3.2x 2.6x 1.9x 1.5x 1.1x 1.5x 1.8x 2.1x 2.9x 3.2x 1.1x 2.9x 3.9x 7 Source: Company model Note: Strip as of 1/30/2017 Note: LIBOR curve as of 2/7/2017 Appendix Strip Price Deck (1/30/2017) 2017E 2018E 2019E 2020E Oil ($/Bbl) $54.18 $55.34 $55.28 $55.47 Gas ($/MMBtu) 3.37 3.09 2.87 2.87